SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
November 13, 2015

ALLIANCE DATA SYSTEMS CORPORATION
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-15749	31-1429215
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

7500 DALLAS PARKWAY, SUITE 700
PLANO, TEXAS 75024
(Address and Zip Code of Principal Executive Offices)

(214) 494-3000
(Registrant's Telephone Number, including Area Code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01 Entry into a Material Definitive Agreement.

On November 13, 2015, Alliance Data Systems Corporation, as the issuer (the "Company"), and certain of its subsidiaries, as guarantors, entered into a purchase agreement (the "Purchase Agreement") with J.P. Morgan Securities plc, as the representative of the initial purchasers named in the Purchase Agreement (the "Initial Purchasers"), under which it agreed to sell €300 million aggregate principal amount of its 5.25% senior notes due 2023 (the "Notes") to the Initial Purchasers. The Notes will be general unsecured senior obligations of the Company, will be guaranteed on a senior unsecured basis by certain subsidiaries of the Company and will pay interest semi-annually. The offering of the Notes is expected to close on November 19, 2015, subject to customary closing conditions.  The Company estimates that the net proceeds from this offering will be approximately $329.5 million, after deducting the initial purchasers' discounts and estimated expenses of the offering payable by the Company. The Company intends to use approximately $111.8 million (€100.0 million) of the net proceeds from this offering for general corporate purposes, which may include the funding of the purchase price for the acquisition of an additional 10% interest in Brand Loyalty Group B.V., with the remaining net proceeds to be used to repay a portion of the outstanding indebtedness under the Company's revolving credit facility. For purposes of calculating the net proceeds in U.S. dollars, the Company used the exchange rate of a U.S. dollar to Euro as of September 30, 2015. The description of the Purchase Agreement herein is qualified in its entirety by reference to the full text of such Purchase Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

The Notes will be offered and sold only to qualified institutional buyers in the United States pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), and to certain non-U.S. persons in offshore transactions in accordance with Regulation S under the Securities Act. The Notes have not been, and will not be, registered under the Securities Act or any state securities laws and may not be offered or sold absent registration or an applicable exemption from such registration requirements.

This report is neither an offer to sell nor a solicitation of an offer to buy these securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.

Certain of the Initial Purchasers and their affiliates have performed and/or may in the future perform financial advisory, investment banking and commercial banking services in the ordinary course of business to the Company, the guarantors and certain of their affiliates, for which they have received, and may in the future receive, customary fees and expense reimbursement. All of the Initial Purchasers in this offering and/or their affiliates serve as lenders and/or agents under the Company's 2013 Credit Agreement and will receive their pro rata portion of the net proceeds from this offering that will be used to repay a portion of outstanding indebtedness under the Company's revolving credit facility.  Further, certain of the Initial Purchasers and/or their affiliates may hold positions in the Company's existing senior notes.

About Alliance Data

Alliance Data® (NYSE: ADS) is a leading global provider of data-driven marketing and loyalty solutions serving large, consumer-based industries. The Company creates and deploys customized solutions, enhancing the critical customer marketing experience; the result is measurably changing consumer behavior while driving business growth and profitability for some of today's most recognizable brands. Alliance Data helps its clients create and increase customer loyalty through solutions that engage millions of customers each day across multiple touch points using traditional, digital, mobile and emerging technologies. An S&P 500 and Fortune 500 company headquartered in Plano, Texas, Alliance Data consists of three businesses that together employ more than 15,000 associates at approximately 100 locations worldwide.

Alliance Data's Card Services business is a leading provider of marketing-driven branded credit card programs. Epsilon® is a leading provider of multichannel, data-driven technologies and marketing services, and also includes Conversant®, the leader in personalized digital marketing. LoyaltyOne® owns and operates the AIR MILES® Reward Program, Canada's premier coalition loyalty program, and holds a majority interest in Netherlands-based BrandLoyalty, a global provider of tailor-made loyalty programs for grocers.

Alliance Data's Safe Harbor Statement/Forward Looking Statements

The information included in this Current Report on Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements may use words such as "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "predict," "project," "would," and similar expressions as they relate to the Company or its management. When the Company makes forward-looking statements, they are based on the Company's beliefs and assumptions, using information currently available. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, these forward-looking statements are subject to risks, uncertainties and assumptions, including those discussed in the Company's filings with the Securities and Exchange Commission.

If one or more of these or other risks or uncertainties materialize, or if the Company's underlying assumptions prove to be incorrect, actual results may vary materially from projections. Any forward-looking statements contained in this report reflect the Company's current views with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to the Company's operations, results of operations, pending acquisition, growth strategy and liquidity. The Company has no intention, and disclaim any obligation, to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise, except as required by law.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Statements in this report regarding Alliance Data Systems Corporation's business which are not historical facts are "forward-looking statements" that involve risks and uncertainties. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see "Risk Factors" in the Company's Annual Report on Form 10-K for the most recently ended fiscal year. Risk factors may be updated in Item 1A in each of the Company's Quarterly Reports on Form 10-Q for each quarterly period subsequent to the Company's most recent Form 10-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document Description

10.1
Purchase Agreement, dated as of November 13, 2015, among Alliance Data Systems Corporation, subsidiary guarantors party thereto and J.P. Morgan Securities plc, as representative of the several Initial Purchasers party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alliance Data Systems Corporation

Date: November 17, 2015	By:	/s/ Charles L. Horn
Charles L. Horn
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document Description

10.1
Purchase Agreement, dated as of November 13, 2015, among Alliance Data Systems Corporation, subsidiary guarantors party thereto and J.P. Morgan Securities plc, as representative of the several Initial Purchasers party thereto.